Exhibit 10.72

FIRST AMENDMENT TO

THE 2003 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF

SCPIE HOLDINGS INC.

THIS FIRST AMENDMENT TO THE 2003 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF SCPIE HOLDINGS INC., dated as of February 26, 2004, is made and adopted by SCPIE HOLDINGS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the 2003 Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the 2003 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc (the “2003 Plan”);

WHEREAS, the Company desires to amend the 2003 Plan as set forth below;

WHEREAS, pursuant to Section 10.2 of the 2003 Plan, the 2003 Plan may be amended by the Board of Directors of the Company;

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the 2003 Plan as follows:

1. The following sentence is hereby added to the end of Section 10.2 of the 2003 Plan:

“This Plan will expire on, and no award may be granted pursuant to this Plan after, May 15, 2012. Any awards that are outstanding on such date shall remain in force according to the terms of this Plan and the applicable award agreement.”

2. This First Amendment shall be and is hereby incorporated in and forms a part of the 2003 Plan.

3. All other terms and provisions of the 2003 Plan shall remain unchanged except as specifically modified herein.

4. The 2003 Plan, as amended by this First Amendment, is hereby ratified and confirmed.

[Signature Page to Follow]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of SCPIE Holdings Inc. on February 26, 2004.

By:	/s/ JOSEPH P. HENKES

Name:	Joseph P. Henkes
Title:	Secretary